UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-06444

    Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

    55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

    Robert I. Frenkel, Esq.

    Legg Mason & Co., LLC

    100 First Stamford Place

    Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end:     October 31

Date of reporting period:     October 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Esemplia

Emerging Markets Equity Fund

Managed by	LEGG MASON INTERNATIONAL EQUITIES

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital growth.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Emerging Markets Equity Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (“LMIE”) is the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to 10.2% in October 2009, its highest level in more than twenty-six

Legg Mason Esemplia Emerging Markets Equity Fund	I

Letter from the chairman continued

years. Since December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After a poor start, the U.S. stock market rallied and, overall, generated solid results during the twelve-month reporting period. Stock prices fell during three of the first four months of the reporting period. This was due to a number of factors, including the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of September, as the S&P 500 Indexvii (the “Index”) rose approximately 58% from its March low. The Index then fell 1.86% in October, its first monthly loss since February. The market’s strong rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index returned 9.80% over the twelve-month reporting period ended October 31, 2009.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000viii, Russell Midcapix and Russell 2000x Indices, returned 11.20%, 18.75% and 6.46%, respectively, during the twelve-month period ended October 31, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 17.04% and 4.56%, respectively.

The international developed equity markets, as measured by the MSCI EAFE Indexxiii, also posted positive results during the fiscal year and outperformed the Index during ten of the twelve months covered by this report. International stock prices were supported by signs that economic growth overseas was improving faster than in the U.S. and the weakening U.S. dollar. During the twelve-month period ended October 31, 2009, the MSCI EAFE Index returned 27.71%. Emerging market equities, as measured by the MSCI Emerging Markets Indexxiv, also substantially outperformed the Index during the fiscal year. While emerging market equities fell sharply in the wake of the September 2008 demise of Lehman Brothers, they subsequently rallied sharply and posted double-digit gains during four of the twelve months covered by this report. Supporting the emerging market equity asset class

II	Legg Mason Esemplia Emerging Markets Equity Fund

were better liquidity, rebounding commodity prices and indications that global economic conditions were improving. In addition, demand for emerging market equities was strong as investor risk aversion abated. All told, during the twelve-month period ended October 31, 2009, the MSCI Emerging Markets Index returned an outstanding 64.13%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Esemplia Emerging Markets Equity Fund	III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiv	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

IV	Legg Mason Esemplia Emerging Markets Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to achieve long-term capital growth by investing primarily in emerging markets related equity securities. To ensure broad diversification, investments in the Fund may be undertaken across a range of emerging market industries and countries. There are no limitations on the market capitalizations of the companies in which the Fund may invest.

In order to help achieve the Fund’s investment objective, we apply a systematic, disciplined and repeatable investment process, supported by in depth proprietary research.

Q. What were the overall market conditions during the Fund’s reporting period?

A. We saw a significant “about face” in market conditions during the reporting period. The reporting period commenced at a time when global equity markets were in steep decline and volatility was at historically high levels, as was investors’ aversion to risk. Against this backdrop, we experienced a global sell-off in equities, with highly leveraged emerging market economies, such as Russia, and those economies which are more cyclically oriented, such as Brazil and Indonesia, being the worst affected. However, primarily as a result of policy implementation by governments and central banks, over the second half of the reporting period, we saw levels of volatility “normalize” and the return of investors’ risk appetite. We saw a dramatic recovery in the performance of the emerging markets asset class with gains in the MSCI Emerging Markets Indexi of 86.3% for the seven months from March 1, 2009 to September 30, 2009. Countries posting the strongest returns over this period (and continuing into the month of October) were those which presented strong rates of economic growth, maturing and more liquid financial markets, lower levels of debt and favorable demographics, with China and Brazil being the two most notable.

Against this ever improving backdrop, we remain conservative in our outlook for the asset class. Global financial systems remain in a somewhat fragile state and, therefore, susceptible to bouts of negative sentiment and increased volatility. Furthermore, we also believe that a number of policy risks still remain, the bulk of which are centered on how governments around the world wind back and exit their stimulus packages.

Q. How did we respond to these changing market conditions?

A. Throughout the reporting period, in light of prevailing market conditions, we remained committed to our investment philosophy and process. As a result, we sought to invest in companies which we believe presented high- quality franchises, strong valuation support and attractive long-term cash flows. By remaining committed to our approach throughout the period, we were able to capitalize on the investments undertaken and provide investors in the Fund a strong positive return.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	1

Fund overview continued

Performance review

For the twelve months ended October 31, 2009, Class A shares of Legg Mason Esemplia Emerging Markets Equity Fund, excluding sales charges, returned 63.01%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index, returned 64.13% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned 56.55% for the same period.

PERFORMANCE SNAPSHOT as of October 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Emerging Markets Equity Fund — Class A Shares	44.09%	63.01%
MSCI Emerging Markets Index	39.83%	64.13%
Lipper Emerging Markets Funds Category Average[1]	40.83%	56.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. The performance stated may have been due to extraordinary market conditions, which may not be sustainable over longer periods. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 43.57%, Class C shares returned 43.61% and Class I shares returned 44.54% over the six months ended October 31, 2009. Excluding sales charges, Class B shares returned 61.60%, Class C shares returned 61.69% and Class I shares returned 64.06% over the twelve months ended October 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.60%, 3.30%, 3.22% and 1.18%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 2.00% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.35% for Class I shares. These expense limitations may be reduced or terminated at any time.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 378 funds for the six-month period and among the 353 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Q. What were the leading contributors to performance?

A. The leading contributors to performance were concentrated in the more cyclical sectors. Stocks contributing the most to performance during the period included PT Bumi Resources Tbk (Indonesia, Energy), PT Astra International Tbk (Indonesia, Consumer Discretionary), NovaTek OAO, GDR (Russia, Energy) and Yuanta Financial Holding Co. (Taiwan, Financials). From a country attribution perspective, the countries which contributed the most to performance were Russia, Brazil, Mexico and South Africa.

Q. What were the leading detractors from performance?

A. In contrast to the leading contributors, the leading detractors from performance over the period cannot be categorized on the basis of specific sector performance (i.e., defensive or cyclical). Rather, the reasons for poor performance were driven by stock/company-specific factors. The leading detractors from performance over the period were Satyam Computer Services Ltd., ADR (India, Information Technology), Bank of India (India, Financials), HTC Corp (Taiwan, Information Technology) and Bharti Airtel Ltd. (India, Telecommunication Services). At the country level, the key countries detracting from overall performance were India, Taiwan and Korea.

Thank you for your investment in Legg Mason Esemplia Emerging Markets Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Aquico Wen

Portfolio Manager

Legg Mason International Equities Limited

November 17, 2009

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Vale SA, ADR (4.7%), Samsung Electronics Co., Ltd. (4.4%), Shinhan Financial Group Co., Ltd. (4.1%), Gazprom OAO, ADR (3.8%), Standard Bank Group Ltd. (3.3%), China Construction Bank, Class H Shares (3.2%), Industrial & Commercial Bank of China Ltd., Class H Shares (3.0%), America Movil SAB de SV, Series L Shares, ADR (3.0%), LUKOIL, ADR (2.9%) and Itau Unibanco Banco Multiplo SA, ADR (2.7%). Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Financials (25.5%), Materials (15.6%), Energy (16.0%), Information Technology (11.8%) and Telecommunications Services (10.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Diversification does not assure against market loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

4	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	44.09%	$1,000.00	$1,440.90	2.00%	$12.30
Class B	43.57	1,000.00	1,435.70	2.75	16.88
Class C	43.61	1,000.00	1,436.10	2.75	16.89
Class I	44.54	1,000.00	1,445.40	1.35	8.32

[1]	For the six months ended October 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,015.12	2.00%	$10.16
Class B	5.00	1,000.00	1,011.34	2.75	13.94
Class C	5.00	1,000.00	1,011.34	2.75	13.94
Class I	5.00	1,000.00	1,018.40	1.35	6.87

[1]	For the six months ended October 31, 2009.

[2]

Expenses (net of waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	7

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/09	63.01%	61.60%	61.69%	64.06%
Inception* through 10/31/09	12.13	9.05	9.00	13.01

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/09	53.61%	56.60%	60.69%	64.06%
Inception* through 10/31/09	10.75	8.87	9.00	13.01

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class A (Inception date of 1/5/05 through 10/31/09)	73.64%
Class B (Inception date of 8/11/05 through 10/31/09)	44.16
Class C (Inception date of 9/7/05 through 10/31/09)	42.97
Class I (Inception date of 1/3/05 through 10/31/09)	80.42

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are January 5, 2005, August 11, 2005, September 7, 2005 and January 3, 2005, respectively.

8	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON ESEMPLIA EMERGING MARKETS EQUITY FUND VS. MSCI EMERGING MARKETS INDEX† — January 5, 2005 - October 2009

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Esemplia Emerging Markets Equity Fund at inception on January 5, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	9

Schedule of investments

October 31, 2009

LEGG MASON ESEMPLIA EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 103.9%
	Bermuda — 1.8%
341,000	China Yurun Food Group Ltd.(a)	$704,891
	Brazil — 19.0%
34,700	CPFL Energia SA	600,216
41,400	Cyrela Brazil Realty SA	530,014
36,500	Gerdau SA, ADR	551,150
54,453	Itau Unibanco Banco Multiplo SA, ADR	1,042,230
148,300	JBS SA	824,405
34,400	Lojas Renner SA	606,771
48,700	Tam SA, ADR *	694,949
78,200	Vale SA, ADR	1,806,420
27,700	Vivo Participacoes SA, ADR	671,725
	Total Brazil	7,327,880
	Canada — 1.5%
72,772	Gammon Gold Inc.*	592,364
	Cayman Islands — 3.1%
582,000	Belle International Holdings Ltd.(a)	586,927
843,500	KWG Property Holding Ltd.(a)	602,360
	Total Cayman Islands	1,189,287
	China — 12.2%
1,423,000	China Construction Bank, Class H Shares(a)	1,222,478
794,000	China Petroleum & Chemical Corp., Class H Shares(a)	667,712
654,000	China Railway Group Ltd., Class H Shares(a)*	514,364
140,500	China Shenhua Energy Co., Ltd., Class H Shares(a)	627,050
818,000	Huaneng Power International Inc., Class H Shares(a)	524,072
1,469,000	Industrial & Commercial Bank of China Ltd., Class H shares(a)	1,168,438
	Total China	4,724,114
	Hong Kong — 3.6%
234,000	China Resources Enterprise Ltd.(a)	781,144
129,000	Shanghai Industrial Holdings Ltd.(a)	600,008
	Total Hong Kong	1,381,152
	India — 10.3%
90,613	Bank of India(a)	628,823
53,211	Cairn India Ltd.(a)*	290,951
24,165	Reliance Industries Ltd.(a)	977,846
41,820	Sterlite Industries India Ltd.(a)	671,848
23,736	Sun Pharmaceutical Industries Ltd.(a)	700,740
52,681	Tata Consultancy Services Ltd.(a)	700,908
	Total India	3,971,116

See Notes to Financial Statements.

10	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

LEGG MASON ESEMPLIA EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

	Indonesia — 1.8%
804,500	PT Telekomunikasi Indonesia Tbk(a)	$696,775
	Mexico — 7.9%
26,300	America Movil SAB de CV, Series L Shares, ADR	1,160,619
60,760	Cemex SA de CV, Participation Certificates, ADR*	630,689
216,876	Grupo Financiero Banorte SAB de CV, Series O Shares	710,569
271,700	Urbi, Desarrollos Urbanos SA de CV*	534,403
	Total Mexico	3,036,280
	Poland — 1.2%
40,749	Powszechna Kasa Oszczednosci Bank Polski SA(a)	480,780
	Russia — 10.1%
60,628	Gazprom OAO, ADR(a)	1,447,641
19,098	LUKOIL, ADR(a)	1,103,484
47,970	Mining & Metallurgical Co. Norilsk Nickel, ADR(a)*	626,182
94,377	Rosneft Oil Co., GDR(a)(c)	713,934
	Total Russia	3,891,241
	South Africa — 11.4%
13,922	AngloGold Ashanti Ltd.(a)	517,731
121,850	Aveng Ltd.(a)	643,352
27,690	Impala Platinum Holdings Ltd.(a)	601,081
55,075	MTN Group Ltd.(a)	821,948
75,194	Murray & Roberts Holdings Ltd.(a)	531,524
103,601	Standard Bank Group Ltd.(a)	1,288,575
	Total South Africa	4,404,211
	South Korea — 11.6%
7,114	LG Electronics Inc.(a)	660,533
22,680	LG.Philips LCD Co., Ltd.(a)	546,585
2,816	Samsung Electronics Co., Ltd.(a)	1,695,151
41,166	Shinhan Financial Group Co., Ltd.(a)*	1,573,749
	Total South Korea	4,476,018
	Taiwan — 4.2%
274,590	Acer Inc.(a)	650,037
294	AU Optronics Corp., ADR	2,596
12,059	Uni-President Enterprises Corp.(a)	13,463
1,924,000	United Microelectronics Corp.(a)*	940,588
	Total Taiwan	1,606,684
	Thailand — 1.7%
282,100	Siam Commercial Bank Public Co., Ltd.(a)	651,974
	Turkey — 2.5%
73,591	Turkcell Iletisim Hizmet AS(a)	485,642

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	11

Schedule of investments continued

October 31, 2009

LEGG MASON ESEMPLIA EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

	Turkey — 2.5% continued
129,945	Turkiye Garanti Bankasi AS(a)	$464,883
	Total Turkey	950,525
	TOTAL COMMON STOCKS (Cost — $32,370,988)	40,085,292

FACE AMOUNT

EQUITY-LINKED NOTES — 0.9%
	Jersey — 0.9%
$61,251	JPMorgan International Derivatives Ltd. (Cairn India Ltd.), 0.000% due 1/11/11(b) (Cost — $217,598)	341,168
	TOTAL INVESTMENTS — 104.8% (Cost — $32,588,586#)	40,426,460
	Liabilities in Excess of Other Assets — (4.8)%	(1,869,600)
	TOTAL NET ASSETS — 100.0%	$38,556,860

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Equity-linked security whereby the coupon, dividend and or redemption amount is linked to the price of an underlying equity security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $33,796,859.

Abbreviations used in this schedule:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

SUMMARY OF INVESTMENTS BY SECTOR**
Financials	24.3%
Energy	15.3
Materials	14.8
Information technology	11.2
Telecommunication services	9.5
Consumer discretionary	9.2
Industrials	7.4
Consumer staples	3.8
Utilities	2.8
Health care	1.7
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2009 and are subject to change.

See Notes to Financial Statements.

12	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $32,588,586)	$40,426,460
Foreign currency, at value (Cost — $327,813)	329,795
Receivable for securities sold	1,039,312
Receivable for Fund shares sold	231,330
Dividends receivable	43,807
Prepaid expenses	24,650
Total Assets	42,095,354
LIABILITIES:
Payable for Fund shares repurchased	1,734,773
Due to custodian	1,520,865
Deferred foreign capital gains tax	111,487
Investment management fee payable	26,099
Distribution fees payable	10,732
Trustees’ fees payable	599
Accrued expenses	133,939
Total Liabilities	3,538,494
TOTAL NET ASSETS	$38,556,860
NET ASSETS:
Par value (Note 7)	$25
Paid-in capital in excess of par value	45,591,505
Overdistributed net investment income	(61,365)
Accumulated net realized loss on investments and foreign currency transactions	(14,701,759)
Net unrealized appreciation on investments and foreign currencies	7,728,454 [1]
TOTAL NET ASSETS	$38,556,860
Shares Outstanding:
Class A	2,149,604
Class B	144,110
Class C	74,833
Class I	84,458
Net Asset Value:
Class A (and redemption price)	$15.98
Class B2	$12.95
Class C2	$12.81
Class I (and redemption price)	$16.29
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.95

[1]	Net of deferred foreign capital gains tax of $111,487.

[2]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	13

Statement of operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:
Dividends	$874,725
Interest	3,520
Less: Foreign taxes withheld	(97,202)
Total Investment Income	781,043
EXPENSES:
Investment management fee (Note 2)	294,958
Custody fees	111,459
Distribution fees (Notes 2 and 5)	97,038
Transfer agent fees (Note 5)	75,734
Registration fees	63,319
Shareholder reports (Note 5)	51,870
Legal fees	29,425
Audit and tax	19,254
Trustees’ fees	3,361
Insurance	3,284
Miscellaneous expenses	7,676
Total Expenses	757,378
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(57,847)
Net Expenses	699,531
NET INVESTMENT INCOME	81,512
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(11,037,067)[1]
Foreign currency transactions	(140,653)
Net Realized Loss	(11,177,720)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	26,343,975 [2]
Foreign currencies	1,913
Change in Net Unrealized Appreciation/Depreciation	26,345,888
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	15,168,168
INCREASE IN NET ASSETS FROM OPERATIONS	$15,249,680

[1]	Net of foreign capital gains tax of $97,405.

[2]	Net of change of $111,487 in deferred capital gains tax.

See Notes to Financial Statements.

14	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:
Net investment income	$81,512	$792,466
Net realized loss	(11,177,720)	(3,922,218)
Change in net unrealized appreciation/depreciation	26,345,888	(54,948,818)
Increase (Decrease) in Net Assets From Operations	15,249,680	(58,078,570)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(544,725)	(442,175)
Net realized gains	—	(10,252,005)
Decrease in Net Assets From Distributions to Shareholders	(544,725)	(10,694,180)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	27,745,580	56,938,198
Reinvestment of distributions	542,893	10,357,631
Cost of shares repurchased	(41,324,088)	(78,725,449)
Decrease in Net Assets From Fund Share Transactions	(13,035,615)	(11,429,620)
INCREASE (DECREASE) IN NET ASSETS	1,669,340	(80,202,370)
NET ASSETS:
Beginning of year	36,887,520	117,089,890
End of year*	$38,556,860	$36,887,520
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(61,365)	$493,919

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	15

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.96	$25.71	$17.00	$13.11	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.03	0.14	0.10	0.05	0.07
Net realized and unrealized gain (loss)	6.14	(13.65)	9.67	4.41	1.64
Total income (loss) from operations	6.17	(13.51)	9.77	4.46	1.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.04)	(0.03)	(0.03)	—
Net realized gains	—	(2.20)	(1.03)	(0.54)	—
Total distributions	(0.15)	(2.24)	(1.06)	(0.57)	—
NET ASSET VALUE, END OF YEAR	$15.98	$9.96	$25.71	$17.00	$13.11
Total return[3]	63.01%	(57.27)%	60.47%	35.09%	15.00%
NET ASSETS, END OF YEAR (000s)	$34,356	$35,031	$57,167	$25,590	$13,074
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.12%	1.59%	1.76%[4]	2.10%	3.77%[5]
Net expenses[6,7]	2.00	1.55	1.75 [4]	2.00	2.00 [5]
Net investment income	0.25	0.74	0.53	0.31	0.66 [5]
PORTFOLIO TURNOVER RATE	138%	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 5, 2005 (inception date) to October 31, 2005.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.75%.

[5]	Annualized.

[6]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 2.00% through December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$8.08	$21.48	$14.48	$11.30	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.05)	(0.07)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	4.98	(11.13)	8.11	3.76	(0.08)
Total income (loss) from operations	4.93	(11.20)	8.03	3.72	(0.10)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—	—	—	—
Net realized gains	—	(2.20)	(1.03)	(0.54)	—
Total distributions	(0.06)	(2.20)	(1.03)	(0.54)	—
NET ASSET VALUE, END OF YEAR	$12.95	$8.08	$21.48	$14.48	$11.30
Total return[3]	61.60%	(57.74)%	58.83%	34.08%	(0.88)%
NET ASSETS, END OF YEAR (000s)	$1,867	$1,018	$1,711	$168	$27
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.99%	3.30%	4.44%[4]	7.97%	4.52%[5]
Net expenses[6,7]	2.75	2.75	2.75 [4]	2.75	2.75 [5]
Net investment loss	(0.50)	(0.43)	(0.46)	(0.31)	(0.93)[5]
PORTFOLIO TURNOVER RATE	138%	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 11, 2005 (inception date) to October 31, 2005.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.43% and 2.75%, respectively.

[5]	Annualized.

[6]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.75% through December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	17

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.99	$21.27	$14.34	$11.20	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.05)	(0.06)	(0.07)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	4.93	(11.02)	8.03	3.77	(0.18)
Total income (loss) from operations	4.88	(11.08)	7.96	3.68	(0.20)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—	—	—	—
Net realized gains	—	(2.20)	(1.03)	(0.54)	—
Total distributions	(0.06)	(2.20)	(1.03)	(0.54)	—
NET ASSET VALUE, END OF YEAR	$12.81	$7.99	$21.27	$14.34	$11.20
Total return[3]	61.69%	(57.74)%	58.91%	34.03%	(1.75)%
NET ASSETS, END OF YEAR (000s)	$959	$521	$784	$124	$64
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.43%	3.22%	4.16%[4]	8.27%	4.53%[5]
Net expenses[6,7]	2.75	2.75	2.75 [4]	2.76 [8]	2.75 [5]
Net investment loss	(0.48)	(0.37)	(0.44)	(0.71)	(1.37)[5]
PORTFOLIO TURNOVER RATE	138%	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2005 (inception date) to October 31, 2005.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.16% and 2.75%, respectively.

[5]	Annualized.

[6]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.75% through December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The ratio of expenses to average net assets of Class C shares exceeds the expense limitation by 0.01% due to proxy fees.

See Notes to Financial Statements.

18	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.13	$25.78	$17.04	$13.14	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.12	0.19	0.19	0.15	0.14
Net realized and unrealized gain (loss)	6.23	(13.50)	9.69	4.41	1.60
Total income (loss) from operations	6.35	(13.31)	9.88	4.56	1.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.14)	(0.11)	(0.12)	—
Net realized gains	—	(2.20)	(1.03)	(0.54)	—
Total distributions	(0.19)	(2.34)	(1.14)	(0.66)	—
NET ASSET VALUE, END OF YEAR	$16.29	$10.13	$25.78	$17.04	$13.14
Total return[3]	64.06%	(56.48)%	61.24%	35.97%	15.26%
NET ASSETS, END OF YEAR (000s)	$1,375	$318	$57,428	$28,224	$11,902
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.55%	1.18%	1.32%[4]	1.49%	2.73%[5]
Net expenses[6,7]	1.35	1.15	1.31 [4]	1.35	1.35 [5]
Net investment income	0.88	0.91	0.97	1.00	1.39 [5]
PORTFOLIO TURNOVER RATE	138%	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 3, 2005 (inception date) to October 31, 2005.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.31%, respectively.

[5]	Annualized.

[6]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.35% through December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depositary receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

20	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks:
Consumer discretionary	$1,671,188	$2,028,604	—	$3,699,792
Consumer staples	824,404	718,355	—	1,542,759
Financials	1,752,799	8,082,060	—	9,834,859
Industrials	694,949	2,289,248	—	2,984,197
Information technology	2,595	4,533,270	—	4,535,865
Materials	3,580,623	2,416,842	—	5,997,465
Telecommunication services	1,832,344	2,004,365	—	3,836,709
Utilities	600,216	524,072	—	1,124,288
Other common stocks†	—	6,529,358	—	6,529,358
Equity-linked notes	—	341,168	—	341,168
Total investments	$10,959,118	$29,467,342	—	$40,426,460

†See	Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

COMMON STOCKS ENERGY
Balance as of October 31, 2008	$258,905
Accrued premium/discount	—
Realized gain/(loss)[1]	(179,807)
Change in unrealized appreciation (depreciation)[2]	90,974
Net purchases/(sales)	(170,072)
Net transfers in and/or out of Level	—
Balance as of October 31, 2009	—

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	21

Notes to financial statements continued

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Equity-linked notes. Equity-linked notes, or ELNs, are debt securities that pay interest based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for the repayment at maturity of the principal amount invested, plus interest (if any). However, in addition to the credit and market risks applicable to debt securities, ELNs are subject to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated

22	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	23

Notes to financial statements continued

Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of October 31, 2009, there were $111,487 of deferred capital gains tax liabilities accrued on unrealized gains.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$133,366	—	$(133,366)
(b)	(225,437)	$225,437	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (“LMIE”) is the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

24	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays LMIE 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A, B, C and I shares will not exceed 2.00%, 2.75%, 2.75% and 1.35%, respectively, through December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended October 31, 2009, LMPFA waived and/or reimbursed expenses in the amount of $57,847.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	25

Notes to financial statements continued

For the year ended October 31, 2009, LMIS and its affiliates received sales charges of approximately $5,400 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$600	$100

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$47,051,247
Sales	58,670,943

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,679,551
Gross unrealized depreciation	(2,049,950)
Net unrealized appreciation	$6,629,601

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/losses realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund's derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$570	–	$570

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$(374)	–	$(374)

26	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

As of October 31, 2009, the Fund did not have any derivative instruments outstanding. During the year ended October 31, 2009, the Fund had an average market value of $996 in forward foreign currency contracts (to buy).

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$79,518	$65,598	$37,735
Class B	11,555	7,470	9,547
Class C	5,965	1,757	3,676
Class I	—	909	462
Total	$97,038	$75,734	$51,420

*	For the period November 1, 2008 through September 16, 2009. Subsequent to September 16, 2009, these expenses were accrued as common fund expenses.

For the year ended October 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$37,162
Class B	14,319
Class C	4,062
Class I	2,304
Total	$57,847

6. Distributions to shareholders by class

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class A	$527,036	$98,958
Class B	7,320	—
Class C	4,083	—
Class I	6,286	343,217
Total	$544,725	$442,175

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	27

Notes to financial statements continued

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Net Realized Gains:
Class A	—	$4,967,057
Class B	—	196,536
Class C	—	84,260
Class I	—	5,004,152
Total	—	$10,252,005

7. Shares of beneficial interest

At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,245,944	$22,647,708	2,489,096	$44,099,405
Shares issued on reinvestment	57,065	525,571	218,133	4,750,819
Shares repurchased	(3,669,200)	(37,056,782)	(1,414,573)	(24,276,273)
Net increase (decrease)	(1,366,191)	$(13,883,503)	1,292,656	$24,573,951
Class B
Shares sold	100,851	$1,165,905	79,280	$1,303,765
Shares issued on reinvestment	969	7,278	10,613	189,014
Shares repurchased	(83,774)	(858,883)	(43,481)	(623,514)
Net increase	18,046	$314,300	46,412	$869,265
Class C
Shares sold	26,600	$311,522	43,403	$718,695
Shares issued on reinvestment	506	3,758	3,999	70,428
Shares repurchased	(17,495)	(143,833)	(19,019)	(265,291)
Net increase	9,611	$171,447	28,383	$523,832
Class I
Shares sold	266,864	$3,620,445	501,040	$10,816,333
Shares issued on reinvestment	674	6,286	244,825	5,347,370
Shares repurchased	(214,419)	(3,264,590)	(2,942,458)	(53,560,371)
Net increase (decrease)	53,119	$362,141	(2,196,593)	$(37,396,668)

28	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31 was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$544,725	$6,600,063
Net long-term capital gains	—	4,094,117
Total distributions paid	$544,725	$10,694,180

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(13,493,486)
Other book/tax temporary differences(a)	(61,365)
Unrealized appreciation/(depreciation)(b)	6,520,181
Total accumulated earnings/(losses) — net	$(7,034,670)

*	As of October 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(1,987,946)
10/31/2017	(11,505,540)
$(13,493,486)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before;

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	29

Notes to financial statements continued

and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

30	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”).

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	31

Notes to financial statements continued

The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

32	Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Esemplia Emerging Markets Equity Fund (formerly Legg Mason Partners Emerging Markets Equity Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended October 31, 2009 and the period from January 3, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Esemplia Emerging Markets Equity Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2009

Legg Mason Esemplia Emerging Markets Equity Fund 2009 Annual Report	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

34	Legg Mason Esemplia Emerging Markets Equity Fund

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since to 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

Legg Mason Esemplia Emerging Markets Equity Fund	35

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None

36	Legg Mason Esemplia Emerging Markets Equity Fund

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firm (prior to May 2009)
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

Legg Mason Esemplia Emerging Markets Equity Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	55
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CFM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Former, Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

38	Legg Mason Esemplia Emerging Markets Equity Fund

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);
JOHN CHIOTA Legg Mason, 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason, 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason, 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason Esemplia Emerging Markets Equity Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)
ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40	Legg Mason Esemplia Emerging Markets Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date:	12/26/2008
Payable date:	12/29/2008
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	100.00	%*
Foreign taxes paid per share	$0.068970

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

Please retain this information for your records.

Legg Mason Esemplia Emerging Markets Equity Fund	41

Legg Mason Esemplia

Emerging Markets Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason International Equities Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Esemplia Emerging Markets Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON ESEMPLIA EMERGING MARKETS EQUITY FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Esemplia Emerging Markets Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03333  12/09  SR09-956

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,000 in 2008 and $120,400 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $285 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,100 in 2008 and $12,900 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	December 30, 2009